SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

29	SUBSEQUENT EVENTS

In January 2019, the Company took delivery of the VLCC newbuilding Front Defender.

In January 2019, the Company repaid $15 million under the senior unsecured facility of up to $275.0 million with an affiliate of Hemen Holding Ltd.. $104.0 million remains available and undrawn as at March 28, 2019.

In January 2019, Frontline announced that its ownership interest in FMSI has increased to 28.9% following the purchase by FMSI of a 30.8% stake in FMSI from Bjørnar Feen.

In January 2019, FMSI repaid $3 million of the interest free loan extended by Frontline to FMSI.

In March 2019, the Company repurchased 1.3 million shares of Golden Ocean and simultaneously sold the shares for total proceeds of $6.6 million. At the same time, the Company entered into a forward contract to repurchase these shares in June 2019 for $6.7 million.